Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of eSpeed, Inc., a Delaware corporation (the “Company”), on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Form 10-K), each of Howard W. Lutnick, Chief Executive Officer and President of the Company, and Frank V. Saracino, Interim Chief Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ HOWARD W. LUTNICK	/S/ FRANK V. SARACINO
Name: Howard W. Lutnick	Name: Frank V. Saracino
Title: Chairman of the Board,	Title: Interim Chief Accounting Officer
Chief Executive Officer and President	Date: March 15, 2007
Date: March 15, 2007